March 2026 Corporate Presentation Advancing T Cell Engagers for Solid Tumors

Important Notice and Disclaimers Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and is subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect”, “estimate”, “anticipate”, “intend”, “goal”, “strategy”, “believe”, “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows, cash runway and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. Any forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. Any forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. This presentation discusses product candidates that are under preclinical and clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. While the Company believes its internal research is reliable, such research has not been verified by any independent source. All the scientific, preclinical and clinical data presented within this presentation are – by definition prior to completion of the clinical trial and a clinical study report – preliminary in nature and subject to further quality checks including customary source data verification. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward Looking Statement Executive Summary Context Therapeutics Inc. - March 20262

Building a Leading T cell Engager (TCE) Pipeline Executive Summary Strategy Developing potentially best-in-class TCE for solid tumors • Tumor antigens that are clinically validated by antibody drug conjugates (ADC) or chimeric antigen receptor T cell therapy (CAR-T) • Limited or weak competition addressing large market opportunities • High affinity CD3 to maximize solid tumor response Pipeline CTIM-76: Claudin 6 (CLDN6) x CD3 bispecific antibody • CLDN6 is overexpressed in ovarian, endometrial, lung, testicular, and other solid tumors • CTIM-76 was designed to bind selectively to CLDN6 over similar claudin family members, including CLDN3/4/9 CT-95: Mesothelin (MSLN) x CD3 bispecific antibody • MSLN is overexpressed in pancreatic, lung, colorectal, and other solid tumors • CT-95 was designed to bind selectively to membrane-bound MSLN to enhance drug exposure and activity CT-202: Nectin-4 x CD3 bispecific antibody • Nectin-4 is overexpressed in bladder, lung, breast, colorectal, and other solid tumors • CT-202 was designed to be conditionally active within the tumor microenvironment Capitalization Strong financial position with high quality investor base • Expected cash runway into mid-2027 Context Therapeutics Inc. - March 20263

Executive Summary

Pipeline Overview

PROGRAM	TARGET	ADDRESSABLE MARKET (U.S. ONLY)	DISCOVERY	DEVELOPMENT	PHASE 1	PHASE 2
CTIM-76	Claudin 6 (CLDN6)	> 50,000 patients	*Ph 1a interim data expected June 2026*			
CT-95	Mesothelin (MSLN)	> 100,000 patients	*Ph 1a interim data expected Sept 2026*			
CT-202	Nectin-4	> 125,000 patients	*Ph 1 FPI expected Q3 2026*			

CTIM-76: CLDN6 x CD3


α-CLDN6
Fab
α-CD3
scFv

Product differentiation: highly selective for CLDN6 over CLDN3/4/9

Safety: potent CD3 induction without broad cytokine activation

Potential Indications: ovarian, endometrial, lung

CT-95: MSLN x CD3


α-MSLN
Fab
α-CD3
scFv

Product differentiation: avidity optimized to avoid mesothelin (MSLN) fragments

Safety: sterically hindered CD3 to avoid T cell crosslinking

Potential Indications: lung, pancreatic, ovarian, colorectal

CT-202: Nectin-4 x CD3


α-Nectin-4
Fab
α-CD3
scFv

Product differentiation: conditionally activate in the tumor microenvironment

Safety: sterically hindered CD3 to avoid T cell crosslinking

Potential Indications: bladder, colorectal, breast, lung

4 Context Therapeutics Inc. - March 2026

Executive Summary

Context is Positioned to Develop the Next Generation of Transformative T Cell Engagers

Potential to expand into early treatment lines through synergistic drug combinations

Optimized Novel Monotherapies

CTIM-76



CT-95



CT-202



Engineered for:

- Best-in-class efficacy
- Reduced CRS risk
- Target selectivity
- Pharmacokinetics

Synergistic Combination Approaches

TCE + ADC



TCE + PD-1xVEGF



Potential Opportunities for:

- Complementary mechanisms to enhance activity
- Improved safety due to non-overlapping toxicities
- Synergistic immunologic effects

5 Context Therapeutics Inc. - March 2026

T Cell Engager Strategy Context Therapeut ics Inc . - March 20266

T Cell Engaging (TCE) Bispecific Antibodies T Cell Engager Strategy Context Therapeutics Inc. - March 20267 Mechanism of Action T-cell engagers (TCEs) are bispecific antibodies designed to redirect cytotoxic T lymphocytes toward malignant cells. These molecules simultaneously bind to a tumor-associated antigen on the cancer cell and to CD3, a component of the T-cell receptor complex. This dual engagement facilitates T-cell activation, immune synapse formation, and targeted cytolysis of tumor cells. TCE-mediated Cancer Cell Death TCE Bispecific Antibody T Cell Cancer Cell Target Antigen CD3 Cancer Cell Killing

T Cell Engager Strategy

10 FDA Approvals for TCE for Solid and Liquid Tumors

Recently approved TCE have had strong initial commercial launches


2014
BLINCYTO (blinatumomab) for injection 35 mcg single-dose vial
2022
KIMMTRAK (tebentafusp-tebn) Injection for Intravenous Use 100 mcg/0.5 mL
TECVAYLI (teclistamab-cqyv) Injection for subcutaneous use 10 mg/mL and 90 mg/mL
Lunsumio mosunetuzumab-axgb injection for intravenous use 1 mg | 30 mg
2023
COLUMVI glofitamab-gxbm injection for intravenous use 2.5 mg | 10 mg
TALVEY (talquetamab-tgvs) Injection for subcutaneous use 2 mg/mL and 40 mg/mL
epkinly epcoritamab-bysp SUBCUTANEOUS INJECTION 4mg | 48mg
ELREXFIO (elranatamab-bcmm)
2024
IMDELLTRA (tarlatamab-dlle) for injection 1 mg & 10 mg single-use vials
2025
LYNOZYFIC (linvoseltamab-gcpt) Injection 5mg | 200mg

Product	Target	2025 Revenue[1]
Blincyto	CD19 x CD3	$1,559 million
Imdelltra	DLL3 x CD3	$936 million
Tecvayli	BCMA x CD3	$670 million
Talvey	GPRC5D x CD3	$463 million
Epkinly	CD20 x CD3	$460 million
Kimmtrak	Gp100 x CD3	$400 million
Columvi	CD20 x CD3	$375 million
Lunsumio	CD20 x CD3	$148 million

1 Information from 2025 earnings filings and other public disclosures. Information provided is for illustrative purposes only and is not indicative of future performance.

8 Context Therapeutics Inc. - March 2026

TCE Success in Solid Tumors Asset Tarlatamab (AMG757) HPN328 QLS31905 IBI389 VIR-5500 JANX007 JNJ-78278343 Xaluritamig (AMG509) Ubamatamab (REGN4018) Target x Effector DLL3 x CD3 DLL3 x CD3 CLDN18.2 x CD3 CLDN18.2 x CD3 PSMA x CD3 PSMA x CD3 KLK2 x CD3 STEAP1 x CD3 MUC16 x CD3 Cancer Indication Small Cell Lung Small Cell Lung Pancreatic Pancreatic Prostate Prostate Prostate Prostate Ovarian Patients (n) 100 73 12 27 11 8 33 21 13 Efficacy ORR: 40% PFS: 4.9 mos. ORR: 55% DoR: 10.8 mos. ORR: 25% PFS: 3.9 mos. ORR: 38% PSA50: 100% ORR: 36% PFS: ~6 mos. PSA50: 100% ORR: 13% PFS: 7.9 mos. PSA50: 42% ORR: 8% PFS: 7.9 mos. PSA50: 50% ORR: 20% PFS: 7.8 mos. ORR: 31% Grade ≥ 3 CRS 1% 1% 3% 0% 2% 8% 0% 2% 0% Reference Ahn 2023 ESMO 2025 ASCO 2025 ASCO 2024 ASCO GU 2026 Dec 2025 data cutoff ASCO 2025 ESMO 2024 ESMO 2022 T Cell Engager Strategy Context Therapeutics Inc. - March 20269 Information provided in the table above as of March 1, 2026. Information provided is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies. TCE efficacy in cold tumors with a low rate of cytokine release syndrome (CRS)

CTIM-76 CLDN6 x CD3 bispecific antibody Context Therapeut ics Inc . - March 202610

CLDN6 Therapies Have the Potential to Reach a Large Patient Population >50,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CTIM-76 Program 11 Context Therapeutics Inc. - March 2026 Initial indications of interest based on: • CLDN6 prevalence • Patient population size • CLDN6 target validation Selected Cancer indications Incidence (US Only) R/R Incidence CLDN6 Positive CLDN6 Med/High Patient Population Based on R/R Incidence Ovarian 19,900 12,800 75%1 35%1 9,600 Endometrial 65,900 14,000 50%1 22%1 7,000 Testicular 9,910 400 100%3 >95%3 400 Non-Small Cell Lung 201,229 110,653 26%2 6%2 28,769 Colon 152,810 53,010 43%3 0%3 22,794 Breast 290,600 43,800 40%3 0%3 17,520 1 Context internal Phase 1 data; 2 Context internal biopsy prevalence screen data; 3 Mackensen, Nature Medicine, 2023. Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; CLDN6 target prevalence is based on IHC or RNAseq from published reports. Patient population derived from midpoint of CLDN6 positive population multiplied by R/R incident population.

CTIM-76 Program

CLDN6 is an Attractive Target for Immunotherapy

CLDN6 is an Ideal TCE Target

- CLDN6 is an oncofetal protein. Normally present at higher levels during embryonic development
- Turned off or have low levels of expression in adult tissues
- Expression increases with cancer disease stage
- Tetraspan protein; does not readily internalize


Antibody Binding Domain
Extracellular Space
Cytoplasm

CLDN6 Protein

Avoiding CLDN3 and CLDN4 is a Critical Safety Determinant


CLDN9
CLDN6
CLDN4
CLDN3
CLDN5
CLDN8
CLDN17
CLDN2
CLDN14
CLDN20
CLDN7
CLDN1
CLDN19
CLDN34
CLDN12
CLDN23
CLDN16
CLDN24
CLDN22
CLDN15
CLDN18
CLDN11
CLDN15
CLDN10

Claudin Gene Family

CLDN6 **selectivity is required** to avoid off-target liabilities

The CLDN6 antibody binding region is **highly conserved** with CLDN3 and CLDN4 – differing by only 3 amino acids[1]

CLDN3 and CLDN4 are enriched in the liver and antibody binding may result in **liver enzyme elevations**[2,3]

12 Context Therapeutics Inc. - March 2026

1 Screnci, Cancer Res, 2022; 2 Tanaka, J Hepatol, 2018; 3 Cordat, Physiology, 2019; Li, FEBS Open Bio, 2020

CTIM-76 Program

CTIM-76: Claudin 6 x CD3 T cell Engaging (TCE) Bispecific Antibody


α-CLDN6
Fab
α-CD3
scFv
Silenced Fc
IgG1
backbone

Optimized structure for CLDN6 selectivity, potency, and manufacturability

- Highly selective CLDN6 binding fragment antibody-binding (Fab) arm
- Immunostimulatory CD3 binding single-chain fragment variable (scFv) domain is functionally monovalent to avoid aberrant T cell activation
- Silenced Fc domain to avoid off target immune cell activation

Potentially wide therapeutic window

- T cell dependent cellular cytotoxicity with no or minimal activation of circulating cytokines
- Humanized CLDN6 and CD3 binding domains

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

Anticipate Interim Phase 1a Data in June 2026

13 Context Therapeutics Inc. - March 2026

CTIM-76 Program CTIM-76 is a Highly Selective and Potent CLDN6 x CD3 Bispecific Antibody Context Therapeutics Inc. - March 202614 Selectivity Potency In Vivo Efficacy • CTIM-76 CLDN6 EC50 of 3.41 nM (binding) • CTIM-76 preferentially binds to CLDN6 over CLDN3/4/9 • CLDN3/4/6/9 were transiently transfected in HEK-293F cells >10,000x • Potency assay provides a better assessment for a TCE bispecific than binding assays for off-target liabilities associated with CLDN3, CLDN4, or CLDN9 • CTIM-76 CLDN6 EC50 of 0.0004 nM (cytotoxicity) • CTIM-76 preferentially targets CLDN6, with minimal binding and cytotoxicity against CLDN9-expressing cells >500x 0 150 300 450 600 0 7 14 21 Tu m or V ol um e (m m 3) Day Vehicle 0.01mg/kg 0.1mg/kg 1.0mg/kg Tumor Regression • CTIM-76 effectively engaged systemically administered human PBMC cells to promote significant tumor regression and complete responses in OVCAR3 (~96,000 CLDN6 copies per cell) ovarian xenograft models in mice • CTIM-76 was well tolerated in OVCAR3 xenograft study • NSG-b2m knockout mice (n=14/arm) engrafted with human PBMCs and bearing advanced subcutaneous OVCAR3 tumor xenografts were treated twice per week

CTIM-76 Program

CTIM-76 Phase 1a Dose Escalation Trial

Target population

- Ovarian, endometrial and testicular cancer relapsed to standard of care
- CLDN6+ positive via IHC (≥10% 1+ staining)

Trial objectives

- Assess safety and tolerability
- Pharmacokinetic and pharmacodynamic data
- Evaluate preliminary anti-tumor activity

Dosing and Administration

- Weekly IV infusion
- Step dosing
- Pretreat patients with 16 mg dexamethasone 1 hour prior to C1D1 and C1D8 doses


Completed
140 → 560 µg (n=4)
140 → 280 µg (n=4)
70 → 140 µg (n=4)
22.5 → 70 µg (n=3)
22.5 µg (n=1)
Cohorts at predicted sub-therapeutic doses
1H 2026
Dose Optimization in ovarian patients
70 → 280 µg (n=3-6)
70 → 210 µg (n= 3-6)
2H 2026
Evaluate Q3W Dosing in ovarian patients
70 → High Dose (n=6-9)
70 → Low Dose (n=6-9)

Anticipated path to the identification of optimal prime dose, full dose, and dosing schedule

15 Context Therapeutics Inc. - March 2026

Trial status information provided as of March 20, 2026

Summary of Preliminary Data from Ongoing Phase 1a Trial of CTIM-76 as of October 2025 Context anticipates providing updated interim Phase 1a data in June 2026 CTIM-76 Program Context Therapeutics Inc. - March 202616 12 patients enrolled: ovarian (7); testicular (3); endometrial (2) Median of 4 previous lines of therapy (range: 3-8) 5 patients are currently on treatment Patient Demographics Linear and dose proportional pharmacokinetics (PK) Potential to explore Q2W and/or Q3W dosing in future trials Dose responsive T cell migration and cytokine induction Dose Response Relationship Confirmed partial response (cPR) with an 85% reduction in tumor size is ongoing in Cohort 3 patient with platinum- resistant ovarian cancer (PROC) who progressed on prior FRα ADC Cohort 4 patients were not response evaluable at the time of data cutoff1 Efficacy No cytokine release syndrome (CRS) greater than Grade 1 No dose limiting toxicities (DLT) have been observed A maximum tolerated dose (MTD) has not been reached Safety Trial status information provided as of October 30, 2025. 1 Scans taken every 8 weeks

Clinical Programs Discontinued CTIM-76 XmAb541 ARC101 BGB-B455 AMG794 SAIL66 Company Context Xencor Third Arc BeOne Amgen Chugai Stage Ph 1 Ph 1 Ph 1 Ph 1 Ph 11 Ph 1 Bispecific Format 1 + 1 2 + 1 1 + 1 1 + 1 HLE Bite Dual Specific Fab CLDN3/4/9 Selectivity High1 Moderate2 High3 Not Disclosed4 High6 Moderate5 High Affinity CD3 ✘ ✘ ✘ ✘ Preclinical Tolerability Well tolerated Well tolerated Well tolerated Moderate tolerability Poor tolerability Poor tolerability CTIM-76 Program 17 Clinical trials.gov accessed on October 30, 2025 1 Rucker, SITC 2023 2 Faber, AACR 2021; Patent US11739144; 3 AACR 2025; 4 Patent US20240301061; 5 Kamikawa, SITC 2023; Patent WO2021006328; 6 Patent WO2022096700. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies. Context Therapeutics Inc. - March 2026 CTIM-76 Competitive Landscape CTIM-76 incorporates a highly selective CLDN6 binder and high affinity CD3

CT-95 MSLN x CD3 bispecific antibody Context Therapeut ics Inc . - March 202618

CT-95 Program

MSLN Therapies Have the Potential to Reach a Large Patient Population

>100,000 patients per year in the United States in Relapse/Refractory (R/R) Setting

Initial indications of interest based on:
- MSLN prevalence
- Patient population size
- MSLN target validation

Selected Cancer indications	Incidence (US Only)	R/R Incidence	MSLN Positive	MSLN Med/High	Patient Population Based on R/R Incidence
Non-Small Cell Lung	201,229	110,653	55%	36%	60,859
Pancreatic	66,440	51,750	80%	61%	41,400
Colon	152,810	53,010	41%	17%	21,734
Ovarian	19,900	12,800	90%	80%	11,520
Mesothelioma	3,000	2,500	70%	60%	1,750
Esophageal	22,370	16,130	41%	26%	6,613
Endometrial	65,900	14,000	45%	23%	6,300
Gastric	26,380	11,090	49%	23%	5,434

Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; MSLN target prevalence is based on Simon et al, Biomedicines, 2021. Patient population derived from MSLN positive population multiplied by R/R incident population.

19 Context Therapeutics Inc. - March 2026

MSLN Target Biology Shed mesothelin (sMSLN) in tumor microenvironment requires a creative solution to overcome CT-95 Program Context Therapeutics Inc. - March 202620 MSLN is bound to tumor cells via a GPI-anchor Like many GPI-anchored proteins, MSLN can be cut into smaller fragments1,2 The MSLN gene encodes a precursor that is cleaved into two products: a soluble N-terminal protein called megakaryocyte potentiating factor (MPF), and a membrane-bound fragment called full length mesothelin (FL-MSLN) sMSLN serves as a competitive sink, preventing antibodies from binding to the tumor, which can lead to suboptimal drug exposure and efficacy Overcoming Fragmented MSLN in the Tumor Microenvironment 1 Zhang, Transl Oncol, 2022; 2 Liu, Commun Biol, 2020; GPI = Glycosylphosphatidylinositol Precursor MSLN Protein FL-MSLNMPF Tumor Cell Enzymatic cleavage GPI sMSLN fragments Enzymatic cleavage

CT-95 Program

CT-95: MSLN x CD3 T cell Engaging (TCE) Bispecific Antibody


α-MSLN
Fab
Silenced Fc
α-CD3
scFv
IgG1
backbone

Novel design to overcome mesothelin (MSLN) sink

- Binds to membrane-proximal MSLN epitope
- Affinity tuned MSLN binding
- Cooperative binding results in high affinity binding of CT-95 to tumor

Potentially wide therapeutic window

- No crosslinking by shed MSLN, mitigating off-tumor T cell activation
- Cooperative binding of MSLN on tumor surface crosslinks CD3, activating T cells

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

Anticipate Interim Phase 1a Data in September 2026

21 Context Therapeutics Inc. - March 2026

Cytotoxicity in the Presence of Soluble MSLN CT-95 Intended to Overcome MSLN Sink HPN-536 (Harpoon Therapeutics) binds to soluble MSLN (sMSLN) in a dose proportional manner, limiting therapeutic exposure CT-95 Program Context Therapeutics Inc. - March 202622 CT-95 +10nM sMSLN +30nM sMSLN HPN-536 +10nM sMSLN +30nM sMSLN HPN-536 clones are not derived from the original manufacturer and were produced for this research study based on the published sequence of their antibody variable chains; thus, the clones used in this study are biosimilars and may not be identical to the antibodies formulated for clinical development. OVCAR-3 Cytotoxicity OVCAR-3 Cytotoxicity

CT-95 Program

CT-95 Phase 1a/b Study

An open-label, multi-center, dose escalation / expansion, safety, and PK study (NCT06756035)

Biomarker stratification

- Ovarian, pancreatic, and mesothelioma do not require prospective screening
- All other indications require prospective MSLN screening via IHC (≥10% 1+ staining)

Trial objectives

- Assess safety and tolerability at increasing dose levels
- Pharmacokinetic and pharmacodynamic data
- Evaluate preliminary anti-tumor activity

Dosing and Administration

- Weekly IV infusion
- Single step dose
- Pretreat patients with 10 mg dexamethasone 1 hour prior to C1D1 and C1D8 doses

Phase 1a Dose Escalation

Cohort	Dose	Note	Done	Status	n
Cohort 1	0.1 µg/kg	MABEL Dose	☑	Completed	(n=1)
Cohort 2	0.3 µg/kg		☑	Completed	(n=4)
Cohort 3	0.18 → 0.6 µg/kg	Active Dose Level	☑	Completed	(n=3)
Cohort 4	0.27 → 0.9 µg/kg			Enrolled	(n=6)
Cohort 5	0.36 → 1.2 µg/kg				
Cohort 6	0.48 → 1.6 µg/kg				

Trial status information provided as of March 20, 2026

23 Context Therapeutics Inc. - March 2026

CT-95 Competitive Landscape CT-95 is avidity enhanced, affinity tuned, and binds to membrane-bound MSLN CT-95 Program Context Therapeutics Inc. - March 202624 CT-95 AMG-305 HPN-536 JNJ-79032421 ZW171 Company Context Amgen4 Harpoon1 JNJ Zymeworks2,3 Format 2 + 2 1 + 1 + 2 CDH3 + MSLN dBiTE TriTAC 1+1 2 + 1 Avoids sMSLN ✘ ✘ ✘ Affinity Tuned ✘ ✘ ✘ ✘ High Affinity CD3 ✘ ✘ ✘ Program Status Phase 1 FPI Apr 2025 Phase 1 FPI Oct. 2023 Phase 1 Discontinued Phase 1 Discontinued Phase 1 Discontinued Clinical trials.gov accessed on October 30, 2025 1 Harpoon Therapeutics Corporate Presentation, 4 November 2021; 2 Piscitelli, PEGS Boston, 2023; 3 Zymeworks R&D Day, 2022; 4 WO2022096716A2. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

CT-202 Nectin-4 x CD3 bispecific antibody Context Therapeut ics Inc . - March 202625

Nectin-4 Therapies Have the Potential to Reach a Large Patient Population >125,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CT-202 Program 26 Context Therapeutics Inc. - March 2026 Selected Cancer indications Incidence (US Only) R/R Incidence Nectin-4 Positive Nectin-4 Med/High Patient Population Based on R/R Incidence Colon 152,810 53,010 87%1 78%2 46,119 Bladder (urothelial) 83,190 20,000 83%3 60%3 16,600 Breast (TNBC) 62,054 15,500 78%3 58%5 12,090 Non-Small Cell Lung 201,229 110,653 64%3 58%6 70,818 Pancreatic 66,440 51,750 71%3 37%3 36,743 Head and Neck 54,000 12,000 59%3 18%3 7,080 Esophageal 22,370 16,130 55%3 24%3 8,872 Gastric 26,890 12,000 94%7 60%4 11,280 Initial indications of interest based on: • Nectin-4 prevalence • Patient population size • Target validation via antibody-drug conjugates (ADCs) Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; Patient population derived from Nectin-4 positive population multiplied by R/R incident population. 1 Kobecki, Int J Mol Sci, 2023; 2 Nikanjan, Can Let, 2025; 3 Challita, Can Res, 2016; 4 Zhang, Oncol Lett, 2018; 5 Zeindler, Front Med, 2019; 6 Takano, Mol Bio, 2009; 7 Muro, ESMO Open, 2025

CT-202 Program

CT-202: Nectin-4 x CD3 T cell Engaging (TCE) Bispecific Antibody


α-Nectin-4
Fab
Silenced Fc
α-CD3
scFv
IgG1
backbone

Novel design incorporating logic gating to spare Nectin-4 in normal tissue

- Because of its expression in healthy epidermal keratinocytes, sweat glands, and hair follicles, Nectin-4 targeted treatments are associated with dermatological side effects
- CT-202 uses pH dependent binding to both Nectin-4 and CD3 to minimize binding to healthy tissues and maximize binding and T cell activation within the tumor microenvironment

Avidity optimized to mitigate CRS risk

- Bivalent Nectin-4 binding to reduce T cell crosslinking in the absence of target
- Steric hindrance of CD3 binding by Fc domain prevents T cell crosslinking by single CT-202 molecules

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

Anticipate Phase 1 First Patient Dosed in Q3 2026

27 Context Therapeutics Inc. - March 2026

CT-202 Program

Two-Pronged Approach to Overcoming Nectin-4 Expression in Skin

Logic Gating Through pH Dependency

30x gain of activity in acidic tumor microenvironment versus healthy cells[1]


Alkaline Healthy Cell Membrane
Acidic Cancer Cell Membrane
HEALTHY CELL
CANCER CELL
No CT-202 Binding
CT-202 Binding

Increased Target Selectivity Through Avidity


High on-/off-rate when bound to Nectin-4 monomer
Avidity-enhanced Nectin-4 binding
Tumor
CD3
T cell
No T cell activation
Potent T cell activation

28 Context Therapeutics Inc. - March 2026

1 Chang, PNAS, 2021

CT-202 Program

CT-202 is Highly Active and Well Tolerated Across In Vivo Models

Complete Tumor Regressions

CT-202 demonstrated similar efficacy in BT474 breast cancer xenograft compared to enfortumab TCE control antibodies in mice


CT-202
Enfortumab TCE
Tumor Volume (mm³) Mean ± SEM
Study Days
Control
CT-202 1 mg/kg
CT-202 0.5 mg/kg
CT-202 0.25 mg/kg
Enfortumab TCE 1 mg/kg
Enfortumab TCE 0.5 mg/kg
Enfortumab TCE 0.25 mg/kg

Reduced Cytokine Release

CT-202 treatment resulted in significantly lower IL-6 induction compared to enfortumab TCE benchmark antibodies in NHP


CT-202
Enfortumab TCE
IL-6 (pg/mL)
Study hours
CT-202 0.1 mg/kg
CT-202 1 mg/kg
CT-202 5 mg/kg
30x Higher
Enfortumab TCE 0.1 mg/kg
Enfortumab TCE 1 mg/kg
Enfortumab TCE 5 mg/kg

Padcev = enfortumab vedotin

29 Context Therapeutics Inc. - March 2026

CT-202 Program

CT-202 Competitive Landscape

Competitor TCE programs lack conditional activation, avidity enhancement, and high potency immune activator

Company	Context Therapeutics	Bicycle Therapeutics	Rondo Therapeutics
Asset	CT-202	BT7480[1,2]	RNDO-564[3]
Format	2 + 2 (pH dependent)	1 + 2 (Bicycle)	1 + 1 (Fixed light chain)
Conditionally active	✓	✗	✗
Avidity enhanced	✓	✗	✗
High Affinity CD3	✓	✗	✗
Program Status	Preclinical (Ph 1 FPI expected Q3 2026)	Phase 1 (completed)	Preclinical (Ph 1 late 2025)

30 Context Therapeutics Inc. - March 2026

1 Bicycle Therapeutics R&D Day, Dec 2023; **2** Hurov, J Immunother Cancer, 2021; **3** PEGS Boston 2024. Information provided in the table above is for illustrative purposes only, is not exhaustive and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

Corporate 31 Context Therapeut ics Inc . - March 2026

Anticipated Key Milestones in 2026-2027 • Multiple potential data inflection points over the next 18 months • Anticipated cash runway into mid-2027 Corporate PROGRAM target 1H 2026 2H 2026 1H 2027 2H 2027 CTIM-76 Claudin 6 (CLDN6) CT-95 Mesothelin (MSLN) CT-202 Nectin-4 Ph 1a Dose Escalation Ph 1a Q3W Dose Evaluation Ph 1b Dose Expansion Ph 1a Dose Escalation Ph 1b Dose Expansion Ph 1a Dose Escalation Context Therapeutics Inc. - March 202632

Corporate Experienced Leadership Team Experienced management team Clinical team has developed T cell therapies Our management team is supported by a Board with deep oncology experience Focus on Execution Martin Lehr CEO and Director Alex Levit, Esq Chief Legal Officer Karen Chagin, MD Chief Medical Officer Context Therapeutics Inc. - March 202633 Jennifer Dashnau, PhD SVP Technical Operations Jennifer Minai Chief Financial Officer Chris Beck, MBA SVP Operations

Advancing T Cell Engagers for Solid Tumors © Context Therapeutics 2026

Appendix

Glossary

ADC	Antibody drug conjugate
AE	Adverse event
CAR-T	Chimeric antigen receptor T cell therapy
CD3	Cluster of differentiation 3
CLDN	Claudin
CRS	Cytokine release syndrome
DLT	Dose limiting toxicity
Fab	Fragment antigen-binding region
FIH	First-in-human
FPI	First Patient In (dosed)
FRα	Folate receptor alpha
GPI	Glycosylphosphatidylinositol
IHC	Immunohistochemistry
IND	Investigational new drug
IV	Intravenous
Mabel	Minimum anticipated biologic effect level
MoA	Mechanism of action
MSLN	Mesothelin
MTD	Maximum tolerated dose

N.D.	**Not disclosed**
ORR	Overall response rate
PFS	Progression free survival
PK	Pharmacokinetic
PR	Partial Response
PROC	Platinum resistant ovarian cancer
Q2W	Every two weeks
Q3W	Every three weeks
RP2D	Recommended Phase 2 dose
TCE	T cell engager
scFv	Single chain variable fragment

35 Context Therapeutics Inc. - March 2026